UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 17, 2005

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

27700B SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-685-8888

Former name or address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFOCUS CORPORATION

FORM 8-K

INDEX

Item	Description

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signatures

Item 8.01  Other Events

On June 17, 2005, InFocus Corporation issued a press release announcing the resignation of Mr. Amar Samra, Senior Vice President and General Manager of InFocus’ Lines of Business.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Press release dated June 17, 2005 announcing the resignation of Mr. Amar Samra, Senior Vice President and General Manager of InFocus’ Lines of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2005	INFOCUS CORPORATION

	By:	/s/ C. Kyle Ranson
C. Kyle Ranson
Director, President and Chief Executive Officer
(Principal Executive Officer)

	By:	/s/ Michael D. Yonker
Michael D. Yonker
Executive Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)